UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2010

             SLC Student Loan Trust 2010-1

(Issuing Entity)

             The Student Loan Corporation

(Exact Name of Sponsor as Specified in its Charter)

             SLC Student Loan Receivables I, Inc.

(Exact Name of Registrant and Depositor as Specified in its Charter)

Delaware	333-164557-01	04-3598719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard, 9th Floor Stamford, Connecticut 06901
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (203) 975-6320

                                            Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Bingham McCutchen LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-164557) in connection with various transactions.  Legal opinions by Bingham McCutchen LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 8.1.  Legal opinion by Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement is attached hereto as Exhibit 5.2.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of Bingham McCutchen LLP as to legality (including consent of such firm).

5.2

Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).

8.1

Opinion of Bingham McCutchen LLP as to certain tax matters (including consent of such firm).

23.1

Consent of Bingham McCutchen LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2

Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLC Student Loan Receivables I, Inc.

By:

/s/  Bradley Svalberg________

Name:

Bradley Svalberg

Title:

Treasurer

Dated: July 6, 2010

EXHIBIT INDEX

Exhibit No.

Description

5.1

Opinion of Bingham McCutchen LLP as to legality (including consent of such firm).

5.2

Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).

8.1

Opinion of Bingham McCutchen LLP as to certain tax matters (including consent of such firm).

23.1

Consent of Bingham McCutchen LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2

Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).